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                                   EXHIBIT G
                                   ---------

                         FORM OF BORROWING CERTIFICATE
                         -----------------------------



                             BORROWING CERTIFICATE

                             AFC ENTERPRISES, INC.



     _________________, being a Responsible Officer of AFC Enterprises, Inc., a Minnesota corporation (the "Borrower"), hereby certifies pursuant to Section 5.1(u) of that certain Credit Agreement dated as of June ____, 1997 (the "Credit Agreement") between the Borrower and Banco Popular de Puerto Rico, as follows (all capitalized terms appearing herein shall be as defined in the Credit Agreement):

     1. At the time of and immediately after giving effect to any Loan to be made on the date hereof, no Default or Event of Default has occurred and is continuing;

     2. All of the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof;

     3. Borrower has substantially complied with all covenants and conditions required to be complied by it under the Credit Agreement; and

     4. The Equity Contribution required to be made by Borrower as of the date hereof has been made, or will be made concurrently with the making of the Loan, by Borrower.

     IN WITNESS WHEREOF, the undersigned has executed this Borrowing Certificate as of the __ day of __________, 199__.


                                        ____________________________
                                        Name:_______________________
                                        Title:______________________